UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 30, 2012

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On August 30, 2012, Collectors Universe, Inc. (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter and its fiscal year ended June 30, 2012.  A copy of that press release is attached as Exhibit 99.1, and by this reference is incorporated into, this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, information in this Item 2.02 and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01        Regulation FD Disclosure.

Michael J. McConnell, the Company’s CEO, has advised the Board of Directors that, for personal reasons, he does not intend to continue as an officer of the Company beyond June 30, 2013, the expiration date of his employment contract; but does plan to continue to serve as a director of the Company.  The Board of Directors has begun a search for a new CEO.  Mr. McConnell has agreed to continue as CEO of the Company until the new CEO has been hired and to assist with the transition.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Collectors Universe, Inc. on August 30, 2012, announcing its financial results for the fourth fiscal quarter and fiscal year ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: September 4, 2012	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Collectors Universe, Inc. on August 30, 2012, announcing its financial results for the fourth fiscal quarter and fiscal year ended June 30, 2012.

E-1